UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

Menlo Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 755-7936

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MNLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 3, 2020, Menlo Therapeutics Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 22, 2020. Only stockholders of record as of the close of business on June 10, 2020, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 167,622,305 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting, including the approval percentage for each proposal, represented as a percentage of total votes cast for each such proposal, and for Proposal 3, the percentage of total shares outstanding that voted in favor of the proposal.

Proposal 1. The stockholders elected the following two directors to the Company’s Board of Directors (the “Board”), to hold office until the 2023 annual meeting of stockholders or until their respective successors are elected. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes	Approval Percentage
Sharon Barbari	84,804,720	1,130,463	39,045,741	99%
Rex Bright	84,864,133	1,071,050	39,045,741	99%

Proposal 2. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Approval Percentage
122,493,089	1,315,205	1,172,630	0	99%

Proposal 3. The stockholders approved a proposal to adopt an amendment to the company’s Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of the company’s outstanding shares of common stock, at a reverse stock split ratio ranging from 1-for-2 to 1-for-7 shares, which may be determined by the Board at a later date, and (b) a reduction in the number of authorized shares of the Company’s common stock by a corresponding ratio (collectively, the “reverse stock split proposal”). As of the date hereof, the Board has not made any determination on the filing of such amendment. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Shares Outstanding	Approval Percentage
110,553,351	13,624,684	802,889	0	66%	89%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENLO THERAPEUTICS INC.

Date: August 3, 2020	By:	/s/ Mutya Harsch Mutya Harsch Chief Legal Officer and General Counsel